UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

China Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-119034	98-0432681
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Julianna Lu, BSc. MSc.
Chief Executive Officer

101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
(Address of principal executive offices) (Zip Code)
8E-C2, Global Trade Mansion, No.9A, GuangHua Road, Chaovang District,
Beijing PR China 100020
Issuer’s telephone Number: 86-10-6586-4790

Mailing Address
Suite 601 - 110 DaiYouBeiLi, HaiDian District, Beijing PR China 100091
Issuer’s telephone Number: 86-10-6586-4790

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountants

On November 17, 2008, The Company’s Board has legally formally dismissed and terminated J. Crane CPA, P.C. as an independent registered public accounting firm of China Holdings, Inc. and its subsidiaries (the "Company").

 (Notes: On May 14, 2008, the “Company” engaged J. Crane CPA, P.C. as the Company’s principal independent accountant to audit the Company’s financial statements for its fiscal year ending December 31, 2008.). J. Crane CPA, P.C. did not issue or/and participate on the audit reports on the Company’s financial statements for the fiscal year ended December 31, 2007, and 2006.

During the Company’s two fiscal years ended December 31, 2007, and during the subsequent interim period preceding the dismission of J. Crane CPA, P.C. as November 17, 2008, the Company did not consult with J. Crane CPA, P.C. regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events described in Item 304(a)(2)(ii) of Regulation S-K.

In connection with the audits of the Company and its subsidiaries’ audit financial statements for the year ended December 31, 2007 and the subsequent interim period through the date of this dismission on November 17, 2008, there were no disagreements with J. Crane CPA, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of J. Crane CPA, P.C. would have caused J. Crane CPA, P.C. to make reference to the matter in their report. J. Crane CPA, P.C. did not issue or/and participate on the audit reports on the Company’s financial statements for the fiscal year ended December 31, 2007, and 2006.

During the most recent fiscal year and the subsequent interim period through November 17, 2008, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-B.

The Company has furnished a copy of the above disclosures to J. Crane CPA, P.C. and has requested that J. Crane CPA, P.C. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

The Company acknowledging that: the Company is responsible for the adequacy and accuracy of the disclosure in the filing; and staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the filing; and the Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States

The Company is in the processing to retain an new independent registered public accounting firm for the company and its subsidiaries to audit the Company’s financial statements for its fiscal year ending December31 2008. The Company will file 8-K with SEC timely legally upon the arrangement for retaining an independent registered public accounting firm been completed.

ITEM 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Exhibit Number	Description
16.1	The Company’s Formal Termination Letter to J. Crane CPA, P.C. on November 17th 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Holdings, Inc.

Date: November 20, 2008	By:	/s/ Julianna Lu
Julianna Lu Chief Executive Officer